HELLER FINANCIAL

                             LETTER OF TRANSMITTAL

                                   Tender of
                       7.375% Notes due November 1, 2009
          which have been Registered under the Securities Act of 1933 in Exchange for
                 Unregistered 7.375% Notes due November 1, 2009
                                       of
                             HELLER FINANCIAL, INC.

               Pursuant to the Prospectus dated            , 2000


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      ,
 2000, UNLESS EXTENDED. THE TERM EXPIRATION DATE MEANS THAT TIME AND DATE OR, IF WE EXTEND THE EXCHANGE OFFER, THE LATEST TIME AND DATE TO WHICH WE EXTEND THE EXCHANGE OFFER. WE WILL NOTIFY THE HOLDERS OF THE UNREGISTERED NOTES OF ANY EXTENSION BY PRESS RELEASE OR OTHER PUBLIC NOTICE BEFORE 9:00 A.M., NEW YORK CITY TIME, ON THE NEXT BUSINESS DAY AFTER THE PREVIOUSLY SCHEDULED EXPIRATION DATE. YOU MAY WITHDRAW UNREGISTERED 7.375% NOTES DUE NOVEMBER 1, 2009 TENDERED IN THE EXCHANGE OFFER AT ANY TIME BEFORE THE EXPIRATION DATE.


                         Deliver To The Exchange Agent:
                      State Street Bank and Trust Company

By Hand/Overnight Courier/Registered           By Facsimile: 617-662-1548
         or Certified Mail:


                                           Confirm by Telephone: 617-662-1523
 State Street Bank and Trust Company
  Attn: Ralph Jones Corporate Trust
  Department, 5th Floor 2 Avenue de
   Lafayette Boston, Massachusetts
                02111

   Delivery of this Letter of Transmittal to an address or facsimile number other than the one listed above will not constitute a valid delivery. You should read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

   The undersigned hereby acknowledges that the undersigned has received and
reviewed Heller's Prospectus dated           , 2000 and this Letter of
Transmittal, which together constitute Heller's offer to exchange its 7.375% Notes due November 1, 2009, which have been registered under the Securities Act of 1933, for an equal principal amount of its outstanding unregistered 7.375% Notes due November 1, 2009. Heller currently has $600,000,000 aggregate principal amount of unregistered notes outstanding. The terms of the registered notes are substantially the same in all material respects as those of the unregistered notes, except that the registered notes (1) have been registered under the Securities Act and, therefore, will not bear legends restricting their transfer under the Securities Act and (2) will not have registration rights or contain provisions regarding payment of additional interest under circumstances relating to the timing of the exchange offer or the filing of a registration statement.

   You should use this Letter of Transmittal if either (1) you are forwarding certificates representing unregistered notes with this Letter of Transmittal or
(2) you are delivering unregistered notes by book-entry transfer to the account maintained by State Street Bank and Trust Company, as the exchange agent, at The Depository Trust Company (DTC) pursuant to the procedures described in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer." If (1) your certificates for unregistered notes are not immediately available, (2) you cannot complete the procedure for book-entry transfer on a timely basis, or (3) you cannot deliver your unregistered notes, this Letter of Transmittal or any other required documents to the exchange agent before the expiration date, you must tender your unregistered notes according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures" and in Instruction 3 to this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the exchange agent.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. If you wish to tender your unregistered notes in the exchange offer, you must complete this Letter of Transmittal in its entirety.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

   THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. YOU SHOULD DIRECT QUESTIONS ABOUT THE EXCHANGE OFFER AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT AT THE TELEPHONE NUMBER, FACSIMILE NUMBER OR ADDRESS LISTED ON THE COVER OF THIS LETTER OF TRANSMITTAL.

   List below the unregistered notes to which this Letter of Transmittal relates. If the space below is inadequate, list the certificates numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. Tenders of unregistered notes will be accepted only in denominations of $1,000 of principal amount or integral multiples of $1,000.


               BOX A: DESCRIPTION OF UNREGISTERED NOTES TENDERED
--------------------------------------------------------------------------------

                                                          Aggregate
                                                       Principal Amount
                                                              of
  Name(s) and Address(es) of Registered                  Unregistered
                Holder(s),                                  Notes
     exactly as Names(s) appear(s) on                   Represented by
               Certificates                            Certificates(s)
  for Unregistered Notes or a Securities                      or        Principal Amount
             Position Listing              Certificate    Book-Entry    of Unregistered
        (Please fill in, if blank)         Number(s)*    Confirmation   Notes Tendered**
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Totals:
----------------------------------------------------------------------------------------

* Need not be completed if you are tendering unregistered notes by book-entry transfer.
** Unless you indicate otherwise, you will be deemed to have tendered the entire aggregate principal amount of unregistered notes represented by the certificate(s).



 [_]CHECK HERE IF YOU HAVE ENCLOSED CERTIFICATES FOR TENDERED UNREGISTERED
    NOTES.
 [_]CHECK HERE IF YOU ARE DELIVERING TENDERED UNREGISTERED NOTES BY BOOK-
    ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT WITH DTC AND COMPLETE THE
    FOLLOWING:

   Name of Tendering Institution: ___________________________________________

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________
 [_]CHECK HERE IF YOU ARE DELIVERING TENDERED UNREGISTERED NOTES PURSUANT TO
    A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s) of Unregistered Notes: ___________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Window Ticket Number, if any: ____________________________________________

   Name of Eligible Institution that Guaranteed Delivery: ___________________

   If delivered by Book-Entry Transfer:

    Name of Tendering Institution: __________________________________________

    Account Number: _________________________________________________________

    Transaction Code Number: ________________________________________________
 [_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS UNREGISTERED NOTES
    ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS TO THE PROSPECTUS.

   Name: ____________________________________________________________________

   Address: _________________________________________________________________

   Aggregate Principal Amount of Unregistered Notes so held: $ ______________

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen at Heller Financial, Inc.:

   Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Heller for exchange the aggregate principal amount of unregistered notes indicated in Box A. Subject to, and effective upon, the acceptance for exchange of the unregistered notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Heller all right, title and interest in and to the tendered unregistered notes. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the agent and attorney-in-fact of the undersigned, with full knowledge that the exchange agent also acts as Heller's agent in connection with the exchange offer, with respect to the tendered unregistered notes with full power of substitution, to:

  . deliver certificates representing the unregistered notes or transfer ownership of the unregistered notes on the account books maintained by DTC, as the case may be, to Heller and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Heller; and

  . present the unregistered notes for transfer on Heller's books and receive all benefits and otherwise exercise all rights of beneficial ownership of the unregistered notes, for Heller's account, all in accordance with the terms of the exchange offer.

This power of attorney shall be deemed to be irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants (1) that the undersigned has full power and authority to tender, exchange, assign and transfer the unregistered notes tendered by this Letter of Transmittal, (2) that the undersigned has full power and authority to acquire the registered notes issuable upon the exchange of the tendered unregistered notes and (3) that Heller will acquire good and unencumbered title to the unregistered notes tendered by this Letter of Transmittal, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when Heller accepts the same for exchange.

   The undersigned acknowledges that this exchange offer is being made in reliance upon interpretations contained in several no-action letters issued to third parties by the staff of the SEC. These no-action letters indicate that the registered notes issued in exchange for the unregistered notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders, other than any holder that is an affiliate of Heller within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act, if the registered notes are acquired in the ordinary course of the holders' business and the holders are not engaging, do not intend to engage, and have no arrangement or understanding with any person to participate in a distribution of the registered notes. The SEC, however, has not considered this exchange offer in the context of a no-action letter. There can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as it has in other circumstances.

   The undersigned hereby

  . represents that (1) any registered notes acquired in exchange for unregistered notes tendered by this Letter of Transmittal are being acquired in the ordinary course of business of the person receiving the registered notes, whether or not that person is the holder of the unregistered notes, (2) neither the undersigned nor any such other person is engaging, intends to engage, or has an arrangement or understanding with any person to participate in a distribution of the registered notes, and (3) neither the undersigned nor any such other person is an affiliate of Heller; or

  . acknowledges and understands that if the undersigned or the person receiving the registered notes is an affiliate of Heller, or is participating in the exchange offer for the purpose of distributing the registered notes, that holder (1) cannot rely on the position of the staff of the SEC in the applicable no-action letters and (2) in the absence of an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction of the registered notes.

The undersigned acknowledges that failure to comply with these requirements in such instance could result in that holder incurring liability under the Securities Act for which that holder is not indemnified by Heller. If the undersigned or the person receiving the registered notes is a broker-dealer that is receiving registered notes for its own account in exchange for unregistered notes that were acquired as a result of market-making or other trading activities, other than unregistered notes acquired directly from Heller, the undersigned also acknowledges that it or that other person may be deemed to be an underwriter within the meaning of the Securities Act and, therefore, will deliver a prospectus in connection with any resale of the registered notes. However, the undersigned will not be deemed, by so acknowledging and by delivering a prospectus, to admit that the undersigned or such other person is an underwriter with respect to the registered notes within the meaning of the Securities Act.

   Heller has agreed, subject to the provisions of the registration rights agreement among Heller and the initial purchasers of the unregistered notes, that the Prospectus, as amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of registered notes received in exchange for unregistered notes that were acquired by that participating broker-dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the expiration date.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Heller to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered notes tendered by this Letter of Transmittal, including the transfer of the unregistered notes on the account books maintained by DTC.

   For purposes of the exchange offer, Heller will be deemed to have accepted for exchange validly tendered unregistered notes, when, as and if Heller gives oral or written notice thereof to the exchange agent. Any tendered unregistered notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated in Box E entitled "Special Delivery Instructions" as promptly as practicable after the expiration date.

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

   The undersigned acknowledges that Heller's acceptance of properly tendered unregistered notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Heller upon the terms and subject to the conditions of the exchange offer, subject only to withdrawal of the tenders on the terms described in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

   Unless the undersigned indicates otherwise in Box D entitled "Special Issuance Instructions," please (1) issue the certificates representing any registered notes in the name or credit the undersigned's account at DTC, as the case may be, indicated in Box A with respect to the registered notes issued in exchange for the unregistered notes accepted for exchange and (2) return any certificates representing any unregistered notes in the name or credit the undersigned's account at DTC, as the case may be, indicated in Box A with respect to any unregistered notes not tendered or not exchanged. Similarly, unless the undersigned indicates otherwise in Box E entitled "Special Delivery Instructions," please mail or deliver the certificates representing the registered notes issued in exchange for the unregistered notes accepted for exchange, any certificates representing any unregistered notes not tendered or not exchanged and any accompanying documents to the undersigned at the address indicated in Box A. In the event that both Box D and Box E are completed, please issue the registered notes issued in exchange for the unregistered notes accepted for exchange in the name(s) of, and return any unregistered notes not tendered or not exchanged to, the person(s) or the account at DTC so indicated. The undersigned recognizes that you have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any unregistered notes from the name of the registered holder(s) if you do not accept for exchange any of the unregistered notes so tendered for exchange.

                     BOX B: PLEASE SIGN HERE WHETHER OR NOT
            UNREGISTERED NOTES ARE BEING PHYSICALLY DELIVERED HEREBY
                              (See Instruction 6)
       (Please complete accompanying Substitute Form W-9 on reverse side)

    The below line(s) must be signed by the registered holder(s) of unregistered notes exactly as its name(s) appear(s) on the certificate(s) for the tendered unregistered notes or on a securities position listing, or by person(s) authorized to become holder(s) by a properly completed bond power from the holder(s), a copy of which must be transmitted with this Letter of Transmittal. If unregistered notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then that person must (1) set forth his or her full title below and (2) unless waived by Heller, submit evidence satisfactory to Heller of that person's authority to so act.

 X ___________________________________________________________________________
                        Signature of Holder                          Date
 X ___________________________________________________________________________
                        Signature of Holder                          Date
 Name(s) _____________________________________________________________________
                            (Please Type or Print)
    ------------------------------------------------------------------------
                            (Please Type or Print)
 Capacity: ___________________________________________________________________
 Address: ____________________________________________________________________
    ------------------------------------------------------------------------
                              (Include Zip Code)
 Area Code and Telephone Number: _____________________________________________
 Taxpayer Identification or Social Security Number: __________________________



                           BOX C: SIGNATURE GUARANTEE
                              (See Instruction 6)

 The undersigned hereby guarantees the signature(s) which appear on this Letter of Transmittal:
 Name of Firm: _______________________________________________________________
                            (Please Type or Print)
 Authorized Signature: _______________________________________________________
 Name: _______________________________________________________________________
                            (Please Type or Print)
 Title: ______________________________________________________________________
                            (Please Type or Print)
 Address, Include Zip Code: __________________________________________________
 Area Code and Telephone Number: _____________________________________________
 Dated: ______________________________________________________________________

       BOX D: SPECIAL ISSUANCE                   BOX E: SPECIAL DELIVERY
            INSTRUCTIONS                    INSTRUCTIONS (See Instructions 5,
    (See Instructions 5, 6 and 7)                       6 and 7)


 To be completed ONLY (1) if
 certificates for (a) unregistered         To be completed ONLY if
 notes not tendered or not                 certificates for (a) unregistered
 exchanged or (b) registered notes         notes not tendered or not
 issued in exchange for                    exchanged or (b) registered notes
 unregistered notes accepted for           issued in exchange for
 exchange are to be issued in the          unregistered notes accepted for
 name of someone other than the            exchange are to be mailed or
 person(s) whose signature(s)              delivered to an address other than
 appear(s) in Box A, or (2) if             that indicated in Box A.
 unregistered notes tendered by
 book-entry transfer which are not
 accepted for exchange, or
 registered notes issued in
 exchange for unregistered notes
 accepted for exchange, are to be
 credited to an account maintained
 at DTC other than the account
 indicated in Box A.

                                           Mail or deliver certificate(s) to:

                                           Name: _____________________________
                                                 (Please Type or Print)
                                           Address: __________________________
                                           -----------------------------------
                                                   (Include Zip Code)

 [_] Issue certificate(s) to:

 Name(s): __________________________
       (Please Type or Print)
 -----------------------------------
       (Please Type or Print)
 Address: __________________________
 -----------------------------------
         (Include Zip Code)
 -----------------------------------
    (Tax Identification or Social
            Security No.)

 [_] Credit book-entry transfers to
   DTC account set forth below:
 -----------------------------------
 (DTC Account Number)
-------------------------------------
 Please note that the person named
 in this Special Issuance
 Instructions must be the person
 who completes the Substitute Form
 W-9.


If you have completed Box D or Box E above, you MUST have the signatures on this Letter of Transmittal guaranteed in Box C.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of this Letter of Transmittal and Certificates for Unregistered Notes or Book-Entry Confirmations. You must deliver to the exchange agent at its address listed on the front cover of this Letter of Transmittal before the expiration date (a) certificates representing the unregistered notes that you are tendering for exchange or confirmation of a book-entry transfer to the exchange agent's account at DTC of unregistered notes tendered by book-entry transfer, (b) a properly completed and executed copy of this Letter of Transmittal, including the attached Substitute Form W-9, and (c) any other documents required by this Letter of Transmittal. You choose, at your own risk, the method of delivery of any tendered certificates for unregistered notes, this Letter of Transmittal and all other required documents to the exchange agent. Heller recommends that you use an overnight or hand delivery service or registered mail, appropriately insured, return receipt requested. In all cases, you should allow sufficient time to assure delivery to the exchange agent before the expiration date. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Do not send this Letter of Transmittal or unregistered notes to Heller.

   2. Book-Entry Delivery. The exchange agent will make a request to establish an account with respect to the unregistered notes to be tendered in connection with the exchange offer at DTC within two business days after the date of the mailing of the Prospectus. Any financial institution that is a participant in DTC's system may make book-entry transfer of unregistered notes by causing DTC to transfer those unregistered notes into the exchange agent's account at DTC in accordance with DTC's procedures for transfer. Confirmation of a book-entry transfer of unregistered notes to the exchange agent's account at DTC must be received by the exchange agent before the expiration date in order for the tender of the unregistered notes to be effective. Although you may effect the delivery of unregistered notes through book entry transfer at DTC before the expiration date, you must also deliver a completed and signed Letter of Transmittal with any required signature guarantees to the exchange agent before the expiration date. You should not send this Letter of Transmittal or any of the other required documents included with this Letter of Transmittal to DTC because a delivery to DTC of the documents will not constitute a delivery to the exchange agent.

   3. Guaranteed Delivery Procedures. If (a) your certificates for unregistered notes are not immediately available, (b) you cannot complete the procedures for book-entry transfer on a timely basis, or (c) you cannot deliver your certificates, this Letter of Transmittal or any other required documents to the exchange agent before the expiration date, you may tender your unregistered notes according to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to these procedures:

  . this tender must be made by or through an eligible institution, which is a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934;

  . before the expiration date, the exchange agent must receive from the eligible institution a properly completed and executed Notice of Guaranteed Delivery, by facsimile transmission, mail or hand delivery,
    (a) listing the name and address of the holder of the unregistered notes, the certificate number(s) of the unregistered notes or the name and number of the holder's account at DTC, as the case may be, and the principal amount of unregistered notes tendered, (b) stating that the tender is being made thereby and (c) guaranteeing that the exchange agent will receive, within three (3) New York Stock Exchange (NYSE) trading days after the expiration date, this Letter of Transmittal, the certificates for tendered unregistered notes or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal; and

  . the exchange agent must receive this Letter of Transmittal, properly completed and executed, the certificates for tendered unregistered notes in proper form for transfer or book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal within three (3) NYSE trading days after the expiration date.

   If you wish to tender unregistered notes pursuant to the guaranteed delivery procedures described above, you must ensure that the exchange agent receives the Notice of Guaranteed Delivery before the expiration date. Upon request of the exchange agent, Heller will send a Notice of Guaranteed Delivery to holders who wish to tender their unregistered notes according to the guaranteed delivery procedures set forth above.

   4. Tender by Registered Holder. Only the registered holder of the unregistered notes may tender unregistered notes in the exchange offer. If you are the beneficial owner, but not the registered holder, of unregistered notes and wish to tender those unregistered notes in the exchange offer, you should arrange with the registered holder to complete, execute and deliver this Letter of Transmittal on your behalf. Otherwise, you must, before completing and executing this Letter of Transmittal and tendering those unregistered notes, either make appropriate arrangements to register ownership of the unregistered notes in your name or obtain a properly completed bond power from the registered holder.

   5. Partial Tenders (Not Applicable to Holders of Unregistered Notes who Tender by Book-Entry Transfer). Tenders of unregistered notes will be accepted only in denominations of $1,000 of principal amount or integral multiples of $1,000. If you choose to tender less than all of the principal amount of unregistered notes represented by a submitted certificate described in Box A, you should fill in the principal amount of unregistered notes represented by that certificate that you wish to tender in the column of Box A entitled "Principal Amount of Unregistered Notes Tendered." Unless you indicate otherwise, you will be deemed to have tendered the entire principal amount of unregistered notes delivered to the exchange agent. Certificates for the balance of unregistered notes not tendered will be sent to you at your registered address unless otherwise provided in Box D and/or Box E, promptly after the unregistered notes are accepted for exchange.

   6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the unregistered notes tendered by this Letter of Transmittal, the signature(s) must correspond exactly with the name(s) on the face of the certificates representing the unregistered notes or on a securities position listing.

     (b) If any tendered unregistered notes are held of record by two or more joint owners, each holder must sign this Letter of Transmittal.

     (c) If any tendered unregistered notes are registered in different names on several certificates or securities position listings, each registered holder must complete, sign and deliver a separate Letter of Transmittal.

     (d) If this Letter of Transmittal is signed by the registered holder(s) of unregistered notes specified in Box A and tendered by this Letter of Transmittal and the certificates for registered notes issued in exchange for those unregistered notes are to be issued, or any untendered unregistered notes are to be reissued, to the registered holder and neither Box D or E has been completed, then you should not endorse any tendered unregistered notes nor provide a separate bond power. In any other case, you must either properly endorse the tendered unregistered notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the unregistered notes tendered with this Letter of Transmittal, the unregistered notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder(s) appear(s) on the unregistered notes. Endorsements on unregistered notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an eligible institution.

     (e) If this Letter of Transmittal or any unregistered notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, or officer of a corporation or other person acting in a fiduciary or representative capacity, then that person must indicate the capacity in which he or she is acting when signing, and, unless waived by Heller, must submit evidence satisfactory to Heller of his or her authority to so act.

   No signature guarantee is required if (a) this Letter of Transmittal is signed by the registered holder(s) of the unregistered notes tendered with this Letter of Transmittal and neither Box D or E has been completed, or (b) unregistered notes are tendered for the account of an eligible institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution.

   7. Special Issuance and Delivery Instructions. You should indicate in Box D and/or E, as applicable, the name and address or account at DTC to which registered notes or substitute unregistered notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or credited, if different from the name, address or account at DTC listed in Box A. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   8. Transfer Taxes. Heller will pay any and all transfer taxes applicable to the exchange of unregistered notes pursuant to the exchange offer. If, however, registered notes, or unregistered notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the unregistered notes tendered by this Letter of Transmittal, or if tendered unregistered notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of unregistered notes pursuant to the exchange offer, then the amount of any transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of, or an exemption from, these transfer taxes is not submitted with this Letter of Transmittal, the amount of these transfer taxes will be billed directly to the tendering holder.

   Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the unregistered notes specified in this Letter of Transmittal.

   9. Substitute Form W-9. Federal income tax law requires that you must provide the exchange agent with your correct taxpayer identification number
(TIN), which, in the case of an individual, is your social security number. If the exchange agent is not provided with the correct TIN, you may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments to you with respect to unregistered notes exchanged pursuant to the exchange offer may be subject to 31% backup withholding. Certain holders, including corporations, financial institutions and certain foreign individuals, may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the attached Substitute Form W-9 and write "exempt" on the face to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

   To avoid backup withholding, you must provide your correct TIN by completing the Substitute Form W-9 attached to this Letter of Transmittal, certifying that the TIN provided is correct, and that (a) you have not been notified by the IRS that you are subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified you that you are no longer subject to backup withholding. If the unregistered notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

   Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Please read the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Election Form and consult your own tax advisors for additional important information on how to complete the Substitute Form W-9.

   Heller reserves the right, in its sole discretion, to take whatever steps are necessary to comply with its obligation regarding backup withholding.

   10. Validity of Tenders. Heller will determine, in its sole discretion, all questions as to the validity, form, eligibility, including time of receipt, and acceptance of withdrawal of tendered unregistered notes, which determination will be final and binding. Heller reserves the right to reject any and all tenders of unregistered notes that it determines are not valid or its acceptance of which may, in the opinion of Heller's counsel, be unlawful. Heller also reserves the right to waive any defects or irregularities in tenders of unregistered notes of any holder who seeks to tender unregistered notes in the exchange offer, whether or not Heller waives similar defects or irregularities in the case of other holders. Heller's interpretation of the terms and conditions of the exchange offer, including this Letter of Transmittal and its instructions, will be final and binding on all parties. Unless waived, you must cure any defects or irregularities in connection with tenders of unregistered notes within the time period determined by Heller. Heller will use its reasonable efforts to give notification of defects or irregularities with respect to tenders of unregistered notes, but will not incur any liability for failure to give such notification. Tenders of unregistered notes will not be deemed to have been validly made until all defects or irregularities with respect to the tender have been cured or waived. Any unregistered notes received by the exchange agent that are not validly tendered or as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the expiration date.

   11. Mutilated, Lost, Stolen or Destroyed Certificates. If your certificates representing unregistered notes have been mutilated, lost, stolen or destroyed, you should contact the exchange agent at the telephone number, facsimile number or address listed on the cover of this Letter of Transmittal for further instructions.

   12. Requests for Assistance or Additional Copies. You should direct questions relating to the exchange offer and requests for additional copies of the Prospectus or this Letter of Transmittal to the exchange agent at the address, telephone number or facsimile number listed on the cover of this Letter of Transmittal.

   13. Acceptance of Tendered Unregistered Notes and Issuance of Registered Notes; Return of Unregistered Notes. Subject to the terms and conditions of the exchange offer, Heller will accept for exchange all validly tendered unregistered notes as soon as practicable after the expiration date and will issue registered notes as soon as practicable after that. For purposes of the exchange offer, Heller will be deemed to have accepted tendered unregistered notes when, as and if it has given notice thereof to the exchange agent. Unless you indicate otherwise in Box D or Box E, any tendered unregistered notes that are not exchanged pursuant to the exchange offer for any reason will be returned to you at the address specified in Box A or credited to the account at DTC specified in Box A, without expense to you.

   14. Withdrawal. Except as otherwise provided in this Letter of Transmittal, you may withdraw your tender of unregistered notes at any time before the expiration date. In order for a withdrawal to be effective before that time, the exchange agent must receive a notice of withdrawal at its address listed on the cover of this Letter of Transmittal before the expiration date. Any notice of withdrawal must specify the name of the person having deposited the unregistered notes to be withdrawn and the aggregate principal amount of unregistered notes to be withdrawn. If certificates for the unregistered notes have been delivered to the exchange agent, you must submit the serial numbers shown on the particular certificates for the unregistered notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of unregistered notes tendered for the account of an eligible institution. If unregistered notes have been tendered pursuant to the procedures for book-entry transfer described in "The Exchange Offer-- Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of unregistered notes and otherwise comply with the procedures of DTC. Withdrawals of tenders of notes may not be rescinded. Unregistered notes properly withdrawn will not be deemed to have been validly tendered for purposes of the exchange offer. No registered notes will be issued with respect to properly withdrawn unregistered notes unless the withdrawn unregistered notes are validly re-tendered. You may re-tender properly withdrawn unregistered notes at any subsequent time before the expiration date by following the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

   All questions as to the validly, form and eligibility, including time of receipt, of withdrawal notices will be determined by Heller, in its sole discretion, which determination will be final and binding on all parties. Neither Heller, any employees, agents, affiliates or assigns of Heller, the exchange agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any unregistered notes which you tender and withdraw will be returned to you, without expense to you, as promptly as practicable after withdrawal.

   IMPORTANT: This Letter of Transmittal, properly completed and duly executed, together with certificates or a book-entry confirmation representing tendered unregistered notes or the Notice of Guaranteed Delivery, must be received by
the exchange agent before 5:00 p.m., New York City time, on            , 2000,
unless extended.

  (TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 9)) PAYOR'S NAME:
                      STATE STREET BANK AND TRUST COMPANY

 SUBSTITUTE             Part I--Taxpayer
 Form W-9               Identification No.-
 Department of the      For All Accounts
 Treasury

                                                   --------------------------
 Internal Revenue       Enter your taxpayer          Social Security number
 Service                identification number      OR _______________________
 Payer's Request        in the appropriate          Employer identification
 for                    box. For most                        number
                        individuals and sole
                        proprietors, this is
                        your social security
                        number. For other
                        entities, it is your
                        Employer
                        Identification
                        Number. If you do not
                        have a number, see
                        How to Obtain a TIN
                        in the enclosed
                        Guidelines.
 Taxpayer             ---------------------------------------------------------
 Identification

 Number ("TIN") and     Part II--For Payees Exempt from Backup Withholding,
 Certification          see enclosed Guidelines and complete as instructed
                        therein.

--------------------------------------------------------------------------------
 Certification--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification
 Number (or I am waiting for a number to be issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

                        Note: If the account
                        is in more than one
                        name, see the chart
                        on page 2 of the
                        enclosed Guidelines
                        to determine what
                        number to enter.
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
 (3) Any other information provided on this form is true, correct and complete.

--------------------------------------------------------------------------------
 SIGNATURE _______________________________________  DATE _____________________


CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.